UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2003


                       RENAISSANCE ACCEPTANCE GROUP, INC.

             (Exact name of registrant as specified in its charter)

       DELAWARE                          0-14653                 74-2119162
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


1349 EMPIRE CENTRAL, 13TH FLOOR                                    75247
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:  (214) 231-7624


                1750 REGAL ROW, SUITE 1010, DALLAS, TEXAS, 75235
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         (Former name or former address, if changed since last report)





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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.



     Resignation of Chief Executive Officer and Executive Vice President

     Paul Fagan has resigned his position as Chief Executive Officer and board of directors member as of January 13, 2003. In addition, Joshua J. Daniel has resigned his position as Executive Vice President and board of directors member as of January 13, 2003. Mr. Fagan and Mr. Daniel, who have been with the Company since January 2000, have agreed to provide transitional services to the Company. Fredrick G. Johansen, previously an Executive Vice President of the Company, has assumed the role of Chief Executive Officer.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            RENAISSANCE ACCEPTANCE GROUP, INC.


Dated: February 18, 2003                    By:      /s/ Fredrick G. Johansen
                                                --------------------------------
                                            Name:    Fredrick G. Johansen
                                            Title:   Chief Executive Officer